SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        November 1, 1995
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                           SPECTRUM LABORATORIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



        California                     0-9478                   95-3557359
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(State or other jurisdiction of    (Commission File           (IRS Employer
 incorporation or organization)        Number)              Identification No.)

   23022 La Cadena Drive, Laguna Hills, California                92653
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       (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code:  (714) 581-3880
                                                     --------------

                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

                On October 1, 1996, SLI Acquisition Corp. (ASLI@), a wholly owned subsidiary of Spectrum Laboratories, Inc. (the ACompany@) entered into an Asset Purchase Agreement with Cellco Incorporated, a Delaware corporation (ACellco@). Pursuant to the Agreement the Company invested $500,000, $250,000 in cash at closing, $250,000 by executing and delivering a promissory note due April 1, 1997. The Agreement provides that the preferred shareholders of SLI have the right to put their stock to SLI at any time from October 1, 2000 to September 30, 2001 for a price of $2,000,000. The Preferred Shareholders of SLI also have the right to exchange their shares for 7 to 10 percent of the combined company in the event the Company is combined with SLI and Spectrum Medical Industries and the combined company completes an underwritten public offering. The closing occurred on November 15, 1996 after Cellco entered into a new arrangement with its landlord.

                Cellco is engaged in the field of cellular and immune therapy research and public development. Membranes produced by the Company are used by Cellco.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                a.  Financial Statements of Business Acquired.

                It is impracticable for the Company to provide the required financial statements on the date this report is being filed. The Company intends to file the required financial statements under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date this report must have been filed.

                b.  Pro Forma Financial Information.

                It is impracticable for the Company to provide the required pro forma financial information on the date this report is being filed. The Company intends to file the required financial statements under cover of Form 8-K/A as soon as practicable, but no later than 60 days after the date this report must have been filed.

                c.  Exhibits.

                2. Asset Purchase Agreement dated October 1, 1996 by and among Cellco Incorporated, Spectrum Laboratories, Inc. and SLI Acquisition Corp.

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

                                   SIGNATURES
                                   ----------

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SPECTRUM LABORATORIES, INC.



Date:  November 15, 1995          By:    /s/ Roy T. Eddleman
                                      ------------------------------------
                                      Roy T. Eddleman
                                      President and Chief Executive Officer



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